Concentrations, Risk and Uncertainties	12 Months Ended
Dec. 31, 2015
Concentrations, Risk and Uncertainties [Abstract]
CONCENTRATIONS, RISK AND UNCERTAINTIES

NOTE 12 – CONCENTRATIONS, RISK AND UNCERTAINTIES

As at December 31, 2015, there is no accounts receivable due from customers. The Company did not have any concentrations of business for both customers and suppliers for the year ended December 31, 2015 due to the minimal operations.

Credit risk on cash and cash equivalents – The Company maintains its cash and cash equivalents in accounts with major financial institutions in the United States of America and the PRC, in the form of demand deposits and money market accounts. At December 31, 2015, the uninsured balances amounted to approximately $0.18 million. The Company has not experienced any losses on its deposits of cash and cash equivalents.